UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 26, 2011

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 26, 2011, Cummins Inc. issued a press release regarding its release of second quarter results.

Item 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

On July 26, 2011, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or, “us”) issued the attached press release reporting its financial results for the second quarter of 2011.  A copy of Cummins' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

99-Press Release dated July 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2011

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
	June 26,	March 27,	June 27,
In millions, except per share amounts	2011	2011	2010
NET SALES	$4,641	$3,860	$3,208
Cost of sales	3,438	2,903	2,455
GROSS MARGIN	1,203	957	753

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	463	389	354
Research, development and engineering expenses	157	129	96
Equity, royalty and interest income from investees (Note 1)	117	96	97
Gain on sale of business (Note 2)	68	-	-
Other operating (expense) income, net	-	(6)	(4)
OPERATING INCOME	768	529	396

Interest income	10	6	5
Interest expense	13	10	9
Other income (expense), net	(3)	(3)	-
INCOME BEFORE INCOME TAXES	762	522	392

Income tax expense (Note 3)	225	157	122
CONSOLIDATED NET INCOME	537	365	270

Less: Net income attributable to noncontrolling interests	32	22	24
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$505	$343	$246

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$2.61	$1.75	$1.25
Diluted	$2.60	$1.75	$1.25

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	193.8	195.5	196.9
Diluted	194.4	196.1	197.3

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.2625	$0.2625	$0.175

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Six months ended
In millions, except per share amounts	June 26, 2011	June 27, 2010
NET SALES	$8,501	$5,686
Cost of sales	6,341	4,332
GROSS MARGIN	2,160	1,354

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	852	689
Research, development and engineering expenses	286	188
Equity, royalty and interest income from investees (Note 1)	213	173
Gain on sale of business (Note 2)	68	-
Other operating (expense) income, net	(6)	(8)
OPERATING INCOME	1,297	642

Interest income	16	8
Interest expense	23	18
Other income (expense), net	(6)	17
INCOME BEFORE INCOME TAXES	1,284	649

Income tax expense (Note 3)	382	209
CONSOLIDATED NET INCOME	902	440

Less: Net income attributable to noncontrolling interests	54	45
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$848	$395

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$4.36	$2.00
Diluted	$4.34	$2.00

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	194.6	197.6
Diluted	195.2	197.9

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.525	$0.35

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)
	June 26,	December 31,
In millions, except par value	2011	2010
ASSETS
Current assets
Cash and cash equivalents	$1,111	$1,023
Marketable securities	363	339
Total cash, cash equivalents and marketable securities	1,474	1,362
Accounts and notes receivable, net	2,780	2,243
Inventories	2,275	1,977
Deferred income taxes	305	314
Prepaid expenses and other current assets	303	393
Total current assets	7,137	6,289
Long-term assets
Property, plant and equipment	5,103	4,927
Accumulated depreciation	(2,986)	(2,886)
Property, plant and equipment, net	2,117	2,041
Investments and advances related to equity method investees	761	734
Goodwill	348	367
Other intangible assets, net	216	222
Deferred income taxes	115	203
Other assets	619	546
Total assets	$11,313	$10,402

LIABILITIES
Current liabilities
Loans payable	$59	$82
Accounts payable (principally trade)	1,686	1,362
Current portion of accrued product warranty	429	421
Accrued compensation, benefits and retirement costs	419	468
Deferred revenue	202	182
Taxes payable (including taxes on income)	255	202
Other accrued expenses	663	543
Total current liabilities	3,713	3,260
Long-term liabilities
Long-term debt	702	709
Pensions	110	195
Postretirement benefits other than pensions	432	439
Other liabilities and deferred revenue	839	803
Total liabilities	5,796	5,406

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.1 and 221.8 shares issued	1,968	1,934
Retained earnings	5,191	4,445
Treasury stock, at cost, 27.4 and 24.0 shares	(1,333)	(964)
Common stock held by employee benefits trust, at cost, 1.9 and 2.1 shares	(23)	(25)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(613)	(646)
Other	(32)	(74)
Total accumulated other comprehensive loss	(645)	(720)
Total Cummins Inc. shareholders’ equity	5,158	4,670
Noncontrolling interests	359	326
Total equity	5,517	4,996
Total liabilities and equity	$11,313	$10,402

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)
	Six months ended
	June 26,	June 27,
In millions	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$902	$440
Adjustments to reconcile consolidated net income to net cash provided by operating activities:
Depreciation and amortization	159	161
Gain on sale of business (Note 2)	(68)	-
Gain on fair value adjustment for consolidated investee	-	(12)
Deferred income taxes	87	43
Equity in income of investees, net of dividends	2	(49)
Pension contributions in excess of expense	(47)	(116)
Excess tax benefits on stock based awards	(4)	(7)
Other post-retirement benefits payments in excess of expense	(10)	(7)
Stock-based compensation expense	18	11
Translation and hedging activities	(6)	3
Changes in current assets and liabilities, net of acquisitions and divestitures:
Accounts and notes receivable	(513)	(57)
Inventories	(290)	(301)
Other current assets	11	1
Accounts payable	307	239
Accrued expenses	169	(14)
Changes in other liabilities and deferred revenue	58	66
Other, net	(31)	26
Net cash provided by operating activities	744	427

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(215)	(91)
Investments in internal use software	(22)	(22)
Proceeds from disposals of property, plant and equipment	5	42
Investments in and advances to equity investees	(20)	(1)
Proceeds from sale of business, net of cash sold (Note 2)	111	-
Acquisition of businesses, net of cash acquired	-	(71)
Investments in marketable securities—acquisitions	(361)	(358)
Investments in marketable securities—liquidations	343	278
Cash flows from derivatives not designated as hedges	6	(18)
Other, net	2	(2)
Net cash used in investing activities	(151)	(243)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	60	85
Payments on borrowings and capital lease obligations	(94)	(37)
Net borrowings under short-term credit agreements	11	(1)
Distributions to noncontrolling interests	(26)	(4)
Dividend payments on common stock	(102)	(70)
Repurchases of common stock	(373)	(162)
Excess tax benefits on stock-based awards	4	7
Other, net	7	9
Net cash used in financing activities	(513)	(173)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	8	(17)
Net increase (decrease) in cash and cash equivalents	88	(6)
Cash and cash equivalents at beginning of year	1,023	930
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,111	$924

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

		Engine	Power Generation	Components	Distribution	Non-segment Items(1)	Total
	In millions
	Three months ended June 26, 2011
	External sales	$2,476	$649	$741	$775	$-	$4,641
	Intersegment sales	424	260	291	10	(985)	-
	Total sales	2,900	909	1,032	785	(985)	4,641
	Depreciation and amortization(2)	44	11	18	5	-	78
	Research, development and engineering expenses	102	12	43	-	-	157
	Equity, royalty and interest income from investees	49	13	9	46	-	117
	Interest income	6	3	1	-	-	10
	Segment EBIT	377	105	120	106	67	775

	Three months ended March 27, 2011
	External sales	$2,006	$557	$660	$637	$-	$3,860
	Intersegment sales	385	238	264	5	(892)	-
	Total sales	2,391	795	924	642	(892)	3,860
	Depreciation and amortization(2)	45	10	18	6	-	79
	Research, development and engineering expenses	80	11	37	1	-	129
	Equity, royalty and interest income from investees	42	8	8	38	-	96
	Interest income	3	1	1	1	-	6
	Segment EBIT	290	89	105	89	(41)	532

	Three months ended June 27, 2010
	External sales	$1,595	$518	$522	$573	$-	$3,208
	Intersegment sales	304	190	207	3	(704)	-
	Total sales	1,899	708	729	576	(704)	3,208
	Depreciation and amortization(2)	42	11	21	7	-	81
	Research, development and engineering expenses	62	8	26	-	-	96
	Equity, royalty and interest income from investees	52	9	6	30	-	97
	Interest income	2	1	1	1	-	5
	Segment EBIT	197	76	75	69	(16)	401

	Six months ended June 26, 2011
	External sales	$4,482	$1,206	$1,401	$1,412	$-	$8,501
	Intersegment sales	809	498	555	15	(1,877)	-
	Total sales	5,291	1,704	1,956	1,427	(1,877)	8,501
	Depreciation and amortization(2)	89	21	36	11	-	157
	Research, development and engineering expenses	182	23	80	1	-	286
	Equity, royalty and interest income from investees	91	21	17	84	-	213
	Interest income	9	4	2	1	-	16
	Segment EBIT	667	194	225	195	26	1,307

	Six months ended June 27, 2010
	External sales	$2,768	$896	$975	$1,047	$-	$5,686
	Intersegment sales	554	329	384	5	(1,272)	-
	Total sales	3,322	1,225	1,359	1,052	(1,272)	5,686
	Depreciation and amortization(2)	83	21	41	14	-	159
	Research, development and engineering expenses	122	15	51	-	-	188
	Equity, royalty and interest income from investees	87	15	11	60	-	173
	Interest income	4	2	1	1	-	8
	Segment EBIT	330	110	132	141	(46)	667

(1) (2)

Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  The three and six months ended June 26, 2011, include a $68 million gain related to the sale of our exhaust business from the Components segment.  The gain has been excluded from segment results as it was not considered by management in its evaluation of operating results for the three and six months ended June 26, 2011.  There were no other significant unallocated corporate expenses for the three and six months ended June 26, 2011 and June 27, 2010.

Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as “Interest expense.”

CUMMINS INC. AND SUBSIDIARIES

RECONCILIATION OF SEGMENT INFORMATION

(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			Six months ended
	June 26,	March 27,	June 27,	June 26,	June 27,
In millions	2011	2011	2010	2011	2010
Segment EBIT	$775	$532	$401	$1,307	$667
Less:
Interest expense	13	10	9	23	18
Income before income taxes	$762	$522	$392	$1,284	$649

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the interim reporting periods was as follows:

	Three months ended			Six months ended
	June 26,	March 27,	June 27,	June 26,	June 27,
In millions	2011	2011	2010	2011	2010
Distribution Entities
North American distributors	$35	$30	$23	$65	$46
Komatsu Cummins Chile, Ltda	6	4	3	10	6
All other distributors	1	1	1	2	2
Manufacturing Entities
Dongfeng Cummins Engine Company, Ltd.	26	23	34	49	52
Chongqing Cummins Engine Company, Ltd.	19	12	13	31	23
Shanghai Fleetguard Filter Co., Ltd.	4	4	4	8	6
Tata Cummins, Ltd.	3	4	3	7	7
Cummins Westport, Inc.	3	1	2	4	5
Valvoline Cummins, Ltd.	2	2	3	4	5
Komatsu manufacturing alliances	(1)	2	3	1	5
Bejing Foton Cummins Engine Co., Ltd.	(1)	(2)	(4)	(3)	(6)
All other manufacturers	6	6	4	12	7
Cummins share of net income	103	87	89	190	158
Royalty and interest income	14	9	8	23	15
Equity, royalty and interest income from investees	$117	$96	$97	$213	$173

NOTE 2.  SALE OF EXHAUST BUSINESS

In January 2011, we reached an agreement to sell certain assets and liabilities of our exhaust business which manufactures exhaust products and select components for emission systems for a variety of applications.  The transaction closed in the second quarter of 2011.  This business was historically included in our Components segment.  The sales price was $123 million.  We recognized a pre-tax gain on the sale of $68 million, which included an allocation of goodwill of $19 million.  The transaction has a working capital adjustment mechanism that will be determined in the third quarter.  We do not expect a significant change to the measurement of the gain. The gain has been excluded from segment results as it was not considered by management in its evaluation of operating results for the three and six months ended June 26, 2011.

Sales for this business were $171 million, $126 million and $169 million in 2010, 2009 and 2008, respectively.  Income before income taxes for this business was approximately $22 million, $11 million and $19 million in 2010, 2009 and 2008, respectively.

We will enter into supply and other agreements with the operations that will represent ongoing involvement and as such, the results of these operations will not be presented as discontinued operations.

NOTE 3.  INCOME TAXES

Our effective tax rate for the year is expected to approximate 29.5 percent, absent any discrete period activity.  Our tax rate is generally less than the 35 percent U.S. income tax rate primarily due to lower tax rates on foreign income and research tax credits.  The tax rates for the three and six month periods ended June 26, 2011, were 29.5 percent and 29.8 percent.  The tax rate for the three and six month periods ended June 26, 2011, includes a discrete tax charge of $4 million related to the enactment of state law changes in Indiana.

Our effective tax rates for the comparable prior year periods were 31.1 percent and 32.2 percent, respectively.  The tax rate for the six month period includes a discrete tax charge of $7 million (one percent) related to the enactment of the “Patient Protection and Affordable Care Act.”  The lower rate in 2011 compared to 2010 is a result of the geographic mix of earnings.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Earnings before interest, taxes and noncontrolling interests

We define EBIT as earnings or loss before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended			Six months ended
	June 26,	March 27,	June 27,	June 26,	June 27,
In millions	2011	2011	2010	2011	2010
Earnings before interest expense, income taxes
and gain on sale of business	$707	$532	$401	$1,239	$667

Earnings before interest expense, income taxes and
gain on divestiture as a percentage of net sales	15.2%	13.8%	12.5%	14.6%	11.7%

Add:
Gain on sale of business	68	-	-	68	-

Earnings before interest expense and income taxes	775	532	401	1,307	667

EBIT as a percentage of net sales	16.7%	13.8%	12.5%	15.4%	11.7%

Less:
Interest expense	13	10	9	23	18
Income tax expense	225	157	122	382	209
Consolidated net income	537	365	270	902	440

Less:
Net income attributable to noncontrolling interests	32	22	24	54	45
Net income attributable to Cummins Inc.	$505	$343	$246	$848	$395

Net income attributable to Cummins Inc. as a
percentage of net sales	10.9%	8.9%	7.7%	10.0%	6.9%

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding gain on sale of business

We believe this is a useful measure of our operating performance for the periods presented as it illustrates our underlying operating performance and trends without regard to the gain related to the sale of our exhaust business.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. excluding gain on sale of business to “Net income attributable to Cummins Inc.” for the three and six months ended June 26, 2011.

	Three months ended		Six months ended
	June 26, 2011		June 26, 2011
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc. excluding the gain on sale of business	$468	$2.41	$811	$4.15
Add:
Gain on sale of business(1)	37	0.19	37	0.19
Net income attributable to Cummins Inc.	$505	$2.60	$848	$4.34
(1)The gain has been excluded from operating results as it was not considered by management in its evaluation of performance for the three and six months ended June 26, 2011.

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Engine segment net sales by market

2011
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$485	$693	$-	$-	$1,178
Medium-duty truck and bus	474	608	-	-	1,082
Light-duty auto and RV	296	310	-	-	606
Industrial	855	988	-	-	1,843
Stationary power	281	301	-	-	582
Total sales	$2,391	$2,900	$-	$-	$5,291

2010
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$252	$340	$395	$516	$1,503
Medium-duty bus and truck	217	352	430	436	1,435
Light-duty auto and RV	207	296	239	280	1,022
Industrial	577	656	700	956	2,889
Stationary power	170	255	305	309	1,039
Total sales	$1,423	$1,899	$2,069	$2,497	$7,888

Unit shipments by engine classification (including unit shipments to Power Generation)

2011
Units	Q1	Q2	Q3	Q4	YTD
Midrange	109,400	131,300	-	-	240,700
Heavy-duty	20,000	29,900	-	-	49,900
High-horsepower	4,900	5,700	-	-	10,600
Total units	134,300	166,900	-	-	301,200

2010
Units	Q1	Q2	Q3	Q4	YTD
Mid-range	69,100	90,500	93,500	115,800	368,900
Heavy-duty	8,700	14,500	15,200	22,800	61,200
High horsepower	3,400	4,800	4,900	5,400	18,500
Total units	81,200	109,800	113,600	144,000	448,600

Power generation segment sales by business

2011
In millions	Q1	Q2	Q3	Q4	YTD
Commercial products	$505	$568	$-	$-	$1,073
Generator technologies	153	190	-	-	343
Commercial projects	55	58	-	-	113
Consumer	50	53	-	-	103
Power electronics	32	40	-	-	72
Total sales	$795	$909	$-	$-	$1,704

2010
In millions	Q1	Q2	Q3	Q4	YTD
Commercial products	$307	$436	$519	$569	$1,831
Generator technologies	107	135	140	167	549
Commercial projects	33	57	49	83	222
Consumer	43	49	49	45	186
Power electronics	27	31	34	39	131
Total sales	$517	$708	$791	$903	$2,919

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Component segment sales by business

2011
In millions	Q1	Q2	Q3	Q4	YTD
Turbo technologies	$297	$314	$-	$-	$611
Emission solutions	273	319	-	-	592
Filtration	255	287	-	-	542
Fuel systems	99	120	-	-	219
Elimination	-	(8)	-	-	(8)
Total sales	$924	$1,032	$-	$-	$1,956

2010
In millions	Q1	Q2	Q3	Q4	YTD
Turbo technologies	$200	$226	$239	$283	$948
Emission solutions	137	170	192	251	750
Filtration	228	250	248	285	1,011
Fuel systems	65	83	90	99	337
Total sales	$630	$729	$769	$918	$3,046

Distribution segment sales by product

2011
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$235	$271	$-	$-	$506
Power generation	145	195	-	-	340
Engines	140	186	-	-	326
Service	122	133	-	-	255
Total sales	$642	$785	$-	$-	$1,427

2010
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$193	$221	$220	$248	$882
Power generation	99	135	125	157	516
Engines	83	109	112	162	466
Service	101	111	116	132	460
Total sales	$476	$576	$573	$699	$2,324

=